                                                                   Exhibit 10.21


                                SHARING AGREEMENT

         THIS SHARING AGREEMENT is dated as of December 31, 1999, among the financial institutions identified as "Banks" on the signature pages hereof (together with their successors and assigns, the "BANKS"), and the holders of the Notes identified as "Noteholders" on the signature pages hereof (together with their respective successors and assigns, the "NOTEHOLDERS" and, together with the Banks, the "LENDERS"). Capitalized terms used herein have the respective meanings ascribed thereto in Section 2 of this Agreement.

1.       PRELIMINARY STATEMENT

         1.1. Pursuant to that certain Credit Agreement (together with any amendment, modification or replacement thereof, the "CREDIT AGREEMENT"), dated as of October 18, 1999, the Banks have agreed to make loans to CIRCOR International, Inc., a Delaware corporation (the "COMPANY"), in an aggregate principal amount up to $110,000,000.

         1.2. Pursuant to the terms and conditions of certain Note Purchase Agreements (together with any amendment, modification or replacement thereof, collectively, the "NOTE PURCHASE AGREEMENT"), dated as of October 19, 1999, the Noteholders have purchased from the Company its 8.23% Senior Notes due October 19, 2006, in the aggregate principal amount of $75,000,000 (together with any amendment, modification or replacement thereof, the "NOTES").

         1.3. The Bank Subsidiary Guarantors have jointly and severally guaranteed to each Bank and to ING (U.S.) Capital LLC, in its capacity as agent under the Credit Agreement (together with its successors and assigns in such capacity, the "BANK AGENT"), pursuant to the terms of Section 6 of the Credit Agreement, the Bank Guarantied Obligations.

         1.4. The Noteholder Subsidiary Guarantors have jointly and severally guaranteed to each holder of the Notes, pursuant to the terms of Section 22 of the Note Purchase Agreement, the Noteholder Guarantied Obligations.

         1.5. The Banks and the Noteholders wish to define certain of their rights and obligations with respect to each other as set forth in this Agreement.

2.       INTERPRETATION OF THIS AGREEMENT

         2.1      DEFINED TERMS.

         As used in this Agreement, capitalized terms have the respective meanings specified below or set forth in the section of this Agreement referred to immediately following such term (such definitions, unless otherwise expressly provided, to be equally applicable to both the singular and plural forms of the terms defined):

                  ACCELERATION EVENT -- means the acceleration of the maturity of any amounts due under the Credit Agreement or the Note Purchase Agreement.

                  AGREEMENT, THIS -- means this Sharing Agreement, as it may be amended, modified, supplemented or restated from time to time.

                  APPLICABLE AMOUNT -- means, in respect of any outstanding amount of Guarantied Obligations owed to any Lender, such amount to the extent that (a) in the case of principal amounts, such principal amount does not represent any portion of principal amounts held by all Banks in excess of $110,000,000 or held by all Noteholders in excess of $75,000,000 and (b) the claim representing such outstanding amount has not been rendered unenforceable because of (i) actions of such Lender (including, without limitation, actions that have resulted in an equitable subordination of such Lender's claim against a Subsidiary Guarantor liable in respect of such Guarantied Obligation) or (ii) a failure of such Lender to file a proof of such claim in any insolvency or reorganization proceeding.

                  BANK AGENT -- has the meaning set forth in Section 1.3 of this Agreement.

                  BANKS -- has the meaning set forth in the first paragraph of this Agreement.

                  BANK GUARANTIED OBLIGATIONS -- means, collectively, all amounts payable by the Bank Subsidiary Guarantors to the Banks pursuant to the terms of the Credit Agreement.

                  BANK SUBSIDIARY GUARANTORS -- means each of CIRCOR, Inc., CIRCOR IP Holding Co., Circle Seal Controls, Inc., Circle Seal Corporation, Go Regulator, Inc., Hoke, Inc., KF Industries, Inc., KF Sales Corporation, Leslie Controls, Inc., Spence Engineering Company, Inc., and each other subsidiary of the Company that may hereafter become a guarantor of the Bank Guarantied Obligations in connection with the transactions contemplated by the Credit Agreement.

                  BANKRUPTCY EVENT OF DEFAULT -- means the occurrence of any event described in Sections 10(f) and (g) of the Credit Agreement or Sections 11(g) and (h) of the Note Purchase Agreement.

                  COMPANY -- has the meaning set forth in Section 1.1 of this Agreement.

                  CREDIT AGREEMENT -- has the meaning set forth in Section 1.1 of this Agreement.

                  DISTRIBUTION AGENT -- has the meaning set forth in Section 3.3(a) of this Agreement.

                  GUARANTIED OBLIGATIONS -- means, collectively, the Bank Guarantied Obligations and the Noteholder Guarantied Obligations.

                  LENDERS -- has the meaning set forth in the first paragraph of this Agreement.

                  NOTE PURCHASE AGREEMENT -- has the meaning set forth in
Section 1.2 of this Agreement.

                  NOTEHOLDER GUARANTIED OBLIGATIONS -- means, collectively, all amounts payable by the Noteholder Subsidiary Guarantors to the Noteholders pursuant to the terms of the Note Purchase Agreement.

                  NOTEHOLDERS -- has the meaning set forth in the first paragraph of this Agreement.

                  NOTEHOLDER SUBSIDIARY GUARANTORS -- means each of CIRCOR, Inc., CIRCOR IP Holding Co., Circle Seal Controls, Inc., Circle Seal Corporation, Go Regulator, Inc., Hoke, Inc., KF Industries, Inc., KF Sales Corporation, Leslie Controls, Inc., Spence Engineering Company, Inc., and each other subsidiary of the Company that may hereafter become a guarantor of the Noteholder Guarantied Obligations in connection with the transactions contemplated by the Note Purchase Agreement.

                  NOTES -- has the meaning set forth in Section 1.2 of this Agreement.

                  NOTICE OF DEFAULT -- means a written notification given by or on behalf of the Company certifying that a Sharing Event has occurred and is continuing.

                  PERSON -- means an individual, partnership, corporation (including a business trust), limited liability company or partnership, joint stock company, trust, unincorporated association, joint venture, governmental agency or other authority.

                  PRO RATA SHARE -- means, in respect of any Lender, its share of all payments made in respect of Guarantied Obligations made after the occurrence of a Sharing Event assuming all such payments shall have been distributed to all Lenders as follows:

                  FIRST, to all Lenders pro rata based on the respective then outstanding Applicable Amounts of principal and interest accrued to each Lender in respect of Guarantied Obligations until all such Applicable Amounts to all Lenders have been fully paid.

                  NEXT, to all Lenders pro rata based on the respective then outstanding Applicable Amounts of any other amounts (including, without limitation, Make-Whole Amounts (as defined in the Note Purchase Agreement) and fees) owed to each Lender in respect of the Guarantied Obligations until all such Applicable Amounts to all Lenders have been fully paid.

                  RECEIVING LENDER -- has the meaning set forth in Section 3.2(a) of this Agreement.

                  REQUISITE LENDERS -- means

                           (a)      the holder or holders of (i) with respect
to any amendment to this Agreement as provided in Section 5.5 hereof, 100% of the aggregate principal amount of the Bank Guarantied Obligations and (ii) with respect to all other matters, at least 66 2/3% of the aggregate principal amount of the Bank Guarantied Obligations, in each case from time to time outstanding, and

                           (b)      the holder or holders of (i) with respect
to any amendment to this Agreement as provided in Section 5.5 hereof, 100% of the aggregate principal amount of the Notes and (ii) with respect to all other matters, at least 66 2/3% of the aggregate principal amount of the Notes, in each case from time to time outstanding.

                  SHARING EVENT -- means an Acceleration Event or a Bankruptcy Event of Default.

                  SHARED PAYMENT -- has the meaning set forth in Section 3.2(a) of this Agreement.

                  SUBSIDIARY GUARANTOR -- means each of the Bank Subsidiary Guarantors and the Noteholder Subsidiary Guarantors.

         2.2      CERTAIN OTHER TERMS.

         The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references are to this Agreement unless otherwise specified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

3.       PAYMENTS, ETC.

         3.1 EVENT OF DEFAULT; RECEIPT OF SHARED PAYMENT. Promptly after the occurrence of a Sharing Event the Company shall give a Notice of Default to each Noteholder and each Bank of the occurrence of such Sharing Event.

         3.2      SHARING OF PAYMENTS.

         (a) Each Lender (a "RECEIVING LENDER") agrees that if it shall obtain, at any time after a Sharing Event shall have occurred, any payment of any kind on any of the Guarantied Obligations owed to it (including, without limitation, any payment resulting from a setoff of a deposit account or any payment or distribution made in the context of any insolvency or reorganization proceeding) and, as a result of such payment, such Receiving Lender shall have received payments (net of any expenses that may be incurred by such Receiving Lender in obtaining or preserving such payments) representing a greater percentage of such Guarantied Obligations owing to such Receiving Lender than the percentage represented by the payments received after such Sharing Event by any other Lender on the Guarantied Obligations owing to such other Lender, it shall promptly purchase from the other Lenders direct interests in the Guarantied Obligations owing to such other Lenders (without assuming any obligations of such other Lenders) in such amounts to the end that all Lenders will have received their Pro Rata Shares of all payments made in respect of Guarantied Obligations after the occurrence of such Sharing Event (each such purchase of direct interests, a "SHARED PAYMENT").

         (b) Prior to the distribution of Shared Payments to the other Lenders, each Receiving Lender shall hold all Shared Payments received by it for the benefit of all Lenders. Any interest earned on such Shared Payments prior to the distribution of same shall be for the account of all Lenders.

         (c) For the avoidance of doubt, the parties hereto agree that (i) any payments made by the Company in respect of the Guarantied Obligations shall not be subject to sharing pursuant to this Agreement and (ii) any payments made by a Subsidiary Guarantor shall not be subject to sharing pursuant to this Agreement prior to the occurrence of a Sharing Event.

         3.3      DISTRIBUTION AGENT.

                  (a) APPOINTMENT. All distributions of Shared Payments shall be made (i) by the receiver, custodian, trustee, examiner or the like appointed by the court in any related insolvency or reorganization proceeding initiated or occurring after the occurrence of A BANKRUPTCY Event of Default (such Person acting in such capacity, the "DISTRIBUTION AGENT"), or, (ii) if no such Person exists, or if such Person refuses to undertake to make such distributions as Distribution Agent hereunder, the Requisite Lenders shall promptly appoint a Distribution Agent to distribute Shared Payments to the Lenders. If no Distribution Agent shall have been appointed by the Requisite Lenders and accepted appointment in the manner hereinafter provided within 30 days after the occurrence of a Sharing Event, any Lender may petition any court of competent jurisdiction for the appointment of the Distribution Agent.

                  (b) ACCEPTANCE OF APPOINTMENT. The Distribution Agent appointed pursuant to Section 3.3(a)(ii) shall execute, acknowledge and deliver to each Lender an instrument, satisfactory to the Requisite Lenders, accepting such appointment and agreeing to be bound by the terms of this Agreement.

                  (c) REMITTANCE AND DISTRIBUTION. Upon the appointment of the Distribution Agent, each Receiving Lender shall remit any Shared Payment received by it to the Distribution Agent for distribution in accordance with
Section 3.2 hereof. Upon receipt of any Shared Payment, the Distribution Agent shall calculate the amount of such Shared Payment distributable to each Lender pursuant to Section 3.2 hereof as of the date the Receiving Lender received such Shared Payment and remit such amount to each Lender, accompanied by computations in reasonable detail showing the manner of calculation of the amounts distributable to each Lender pursuant to Section 3.2 hereof.

         3.4      INVALIDATED PAYMENTS.

         If any amount paid by any Lender to the Distribution Agent for distribution in accordance with the provisions of this Agreement is subsequently required to be returned or repaid to any of the Subsidiary Guarantors or their representatives or successors in interest, whether by court order, settlement or otherwise, such Lender shall promptly notify the Distribution Agent and each other Lender of such requirement, and request that the Distribution Agent notify each of the Lenders thereof, and each Lender shall, promptly upon its receipt of such notice from the Distribution Agent or any other Lender, pay to the Distribution Agent the pro rata portion received by it of such amount, without any interest thereon, for payment to the appropriate Subsidiary Guarantors or their representatives or successors in interest. If any such amounts are subsequently recovered by any Lender from any of the Subsidiary Guarantors or their representatives or successors in interest, such Lender shall remit such amounts to the Distribution Agent and the Distribution Agent shall redistribute such amounts to the Lenders, without any interest thereon, on the same basis as such amounts were originally distributed. The obligations of the Lenders and the Distribution Agent under this Section 3.4 shall survive the repayment of the Guarantied Obligations and termination of the Credit Agreement and the Note Purchase Agreement.

         3.5      RECEIVING LENDER TO BE SUBROGATED TO RIGHTS OF OTHER LENDERS.

         Any Receiving Lender that has remitted any portion of a Shared Payment received by it to the Distribution Agent as provided in Section 3.3(c) hereof shall, to the extent of such remittance distributable to the other Lenders, be subrogated to the rights of each of such other Lenders to receive payments from the Subsidiary Guarantors applicable to the Guarantied Obligations owed to such other Lenders, until all Guarantied Obligations owed to such Receiving Lender shall be paid in full, and for purposes of such subrogation, no such payment received by such other Lenders shall, as between the Subsidiary Guarantors or any of them, their respective creditors other than the holders of any Guarantied Obligations, and the holders of any Guarantied Obligations, be deemed to be a payment by any of the Subsidiary Guarantors to such other Lenders or on account of their Guarantied Obligations, it being understood that the provisions of this Section 3.5 are, and are intended, solely for the purpose of defining the relative rights of the holders of the Guarantied Obligations.

4.       DISTRIBUTION AGENT

         4.1      DISTRIBUTIONS AND CONSENTS.

         In making the distributions to the Lenders provided for in Section 3 hereof, any Distribution Agent appointed pursuant to Section 3.3(a)(ii) may rely upon information available to it or supplied by each Lender to it with respect to the amount of Guarantied Obligations owing to such Lender, and such Distribution Agent shall have no liability to any Lender for actions taken in reliance on such information in the absence of its gross negligence or willful misconduct. Each of the Lenders hereby agrees, on two business days' telephonic, telegraphic, telexed or similar notice from a Distribution Agent appointed pursuant to Section 3.3(a)(ii), to confirm to such Distribution Agent in writing, including by telecopy of a signed confirmation or by telex, the outstanding balance of the Guarantied Obligations, if any (and itemized as to principal, interest, fees and other amounts, if any), owing to such Lender as of the date or dates specified in such notice.

         4.2      APPOINTMENT, POWERS OF DISTRIBUTION AGENT.

         Each of the Lenders, by its acceptance thereof, hereby appoints and authorizes the Distribution Agent to act as its agent hereunder with such powers as are specifically delegated to the Distribution Agent by the terms of this Agreement, together with such powers as are reasonably incidental thereto. The Distribution Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement.

         4.3      LIABILITY.

         A Distribution Agent appointed pursuant to Section 3.3(a)(ii) shall have no duties to the Lenders under this Agreement except those expressly set forth herein. Neither such Distribution Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by it or them hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct.

         4.4      RESIGNATION OR REMOVAL OF DISTRIBUTION AGENT.

         Any Distribution Agent appointed pursuant to Section 3.3(a)(ii) may resign and be discharged of its duties hereunder by giving written notice thereof to all holders of the Guarantied Obligations then outstanding. Such resignation shall take effect at such time as a successor distribution agent shall have been appointed and shall have duly accepted such appointment. Any such Distribution Agent may be removed at any time with or without cause by the Requisite Lenders. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor distribution agent. Upon the acceptance of any appointment as distribution agent hereunder by a successor distribution agent, such successor distribution agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Distribution Agent. After any such retiring Distribution Agent's resignation or removal hereunder as Distribution Agent, the provisions of this
Section 4 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Distribution Agent.

         4.5      EMPLOYMENT OF AGENTS AND COUNSEL.

         Any Distribution Agent appointed pursuant to Section 3.3(a)(ii) may execute any of its duties as Distribution Agent hereunder by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. A Distribution Agent appointed pursuant to
Section 3.3(a)(ii) shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder.

         4.6      RELIANCE ON DOCUMENTS; COUNSEL.

         A Distribution Agent appointed pursuant to Section 3.3(a)(ii) shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, with respect to legal matters, upon the opinion of counsel selected by the Distribution Agent, which counsel may be employees of the Distribution Agent.

         4.7      DISTRIBUTION AGENT'S REIMBURSEMENT AND INDEMNIFICATION.

         The Company shall reimburse and indemnify any Distribution Agent appointed pursuant to Section 3.3(a)(ii) for expenses incurred by the Distribution Agent on behalf of the Lenders, in connection with the execution, delivery, administration and enforcement of this Agreement and for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Distribution Agent in any way relating to or arising out of this Agreement or any other document delivered in connection herewith or the transactions contemplated hereby, or the enforcement of any of the terms hereof, PROVIDED that the Company shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Distribution Agent. The obligations of the Company under this Section 4.7 shall survive payment of the Guarantied Obligations and termination of this Agreement. The Distribution Agent shall have no claim against any Lender, or against any amounts held hereunder by the Distribution Agent at any time which are payable to any Lender, for any amounts payable by the Company pursuant to this Section 4.7 or for any other amounts owing to the Distribution Agent in its capacity as such.

         4.8      RIGHTS AS LENDER.

         In the event any Distribution Agent appointed pursuant to Section 3.3(a)(ii), in its individual capacity, is a Lender, the Distribution Agent shall have the same rights and powers hereunder in such capacity as any Lender and may exercise the same as though it were not the Distribution Agent, and the term "Lender" or "Lenders" shall, at any time when the Distribution Agent is a Lender, unless the context otherwise indicates, include the Distribution Agent in its individual capacity. Any Distribution Agent appointed pursuant to Section 3.3(a)(ii) in its individual capacity may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement, with the Company or any of its subsidiaries (including, without limitation, the Subsidiary Guarantors) in which the Company or such subsidiary is permitted to participate with any other Person. The Distribution Agent, in its individual capacity, is not obligated to be a Lender.

5.       MISCELLANEOUS

         5.1      GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         5.2      LENDER CREDIT DECISION.

         Each Lender acknowledges that it has, independently and without reliance upon any other Lender or the Bank Agent and based on the financial statements prepared by Company and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any other Lender or the Bank Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         5.3      COUNTERPARTS.

         This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one agreement, and shall constitute a binding agreement when executed by each of the parties hereto.

         5.4      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto including any assignees of the Guarantied Obligations. Each Lender agrees that it will not assign any of the Guarantied Obligations absent an acknowledgment by the assignee thereof of the terms of this Agreement, PROVIDED that the failure of any Lender to obtain such acknowledgement shall not affect the effectiveness of the immediately preceding sentence or of such assignment.

         5.5 AMENDMENTS TO SHARING AGREEMENT, CREDIT AGREEMENT AND NOTE PURCHASE AGREEMENT.

         This Agreement may be amended only in a writing executed by the Requisite Lenders. Neither this Section 5.5, nor any other provision of this Agreement, shall in any way limit the ability of any Lender to waive, amend or otherwise modify any document relating to the Bank Guarantied Obligations or the Noteholder Guarantied Obligations (including, without limitation, increasing the respective amounts thereof).

         5.6      TERMINATION.

         This Agreement shall terminate upon the payment in full of all Guarantied Obligations and the termination of the Credit Agreement and the Note Purchase Agreement.

         5.7      COOPERATION.

         Each party hereto agrees to cooperate fully with the other parties hereto, in the exercise of its reasonable judgment, to the end that the terms and provisions of this Agreement may be promptly and fully carried out. Each party hereto also agrees, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable to effectuate the terms, provisions and intent of this Agreement.

         5.8      NO WAIVER.

         No failure or delay on the part of any Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

         5.9      NOTICES.

         All written communications provided for hereunder shall be sent (x) by telecopier if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service, with charges prepaid, or (y) by first class mail or nationwide overnight delivery service, with charges prepaid (PROVIDED that any Notice of Default or copy thereof shall be sent by nationwide overnight delivery service) and

                   (i) if to any Bank, addressed to such Bank at the address specified for such communications in the Credit Agreement or at such other address as such Bank shall have specified to the Banks, the Noteholders and the Distribution Agent (if one exists) in writing,

                   (ii) if to any Noteholder, addressed to such Noteholder at the address specified for such communications in Schedule A to the Note Purchase Agreement, or at such other address as such Noteholder shall have specified to the other Banks, the Noteholders and the Distribution Agent (if one exists) in writing, and

                   (iii) if to any Distribution Agent appointed pursuant to
Section 3.3(a)(ii), addressed to the Distribution Agent at such address as the Distribution Agent shall have specified to each Bank and each Noteholder in writing.

         5.10     THIRD PARTY BENEFICIARIES.

         No Person, including, without limitation, the Subsidiary Guarantors and the Company, other than the Lenders, the Distribution Agent and their respective successors and assigns, shall have any rights under this Agreement.

         5.11     SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         5.12     HEADINGS.

         The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         5.13     SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. NONE OF THE PARTIES HERETO SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF OR OTHERWISE RELATED TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY SUCH PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 5.13.

         5.14     ENTIRE AGREEMENT.

         This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

         5.15     BANK AGENT MAY ACT.

         Any act or obligation assigned to any Bank hereunder (other than the obligation to share payments) may be exercised by the Bank Agent at the direction or with the consent of such Bank.

      [REMAINDER OF PAGE INTENTIONALLY BLANK. NEXT PAGE IS SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


BANKS:                                   ING (U.S.) CAPITAL LLC

                                         By /s/ Gerlach Jacobs
                                            ----------------------------
                                         Name:  Gerlach Jacobs
                                         Title: Director


                                         FLEET NATIONAL BANK
                                           f/k/a BANKBOSTON, N.A.

                                         By /s/ Janet G. O'Donnell
                                           ------------------------------
                                         Name:  Janet G. O'Donnell
                                         Title: Vice President


                                         BROWN BROTHERS HARRIMAN & CO.

                                         By /s/ Joseph E. Hall
                                            -------------------------------
                                         Name:  Joseph E. Hall
                                         Title: Senior Vice President


                                         FIRST UNION NATIONAL BANK

                                         By /s/ David C. Hauglid
                                            ---------------------------------
                                         Name:  David C. Hauglid
                                         Title: Vice President


                                         CITIZENS BANK OF MASSACHUSETTS

                                         By /s/ Daniel R. Gillette
                                            -----------------------------------
                                         Name:  Daniel R. Gillette
                                         Title: Vice President

NOTEHOLDERS:                             ALLSTATE LIFE INSURANCE COMPANY

                                         By /s/  Ron Mendel
                                            ------------------------------
                                         Name:   Ron Mendel
                                         Title:  Senior Portfolio Manager


                                         By /s/  David Walsh
                                            ------------------------------
                                         Name:   David Walsh
                                         Title:  Assistant Vice President


                                         ALLSTATE INSURANCE COMPANY

                                         By /s/  Ron Mendel
                                            ------------------------------
                                         Name:   Ron Mendel
                                         Title:  Senior Portfolio Manager


                                         By /s/  David Walsh
                                            ------------------------------
                                         Name:   David Walsh
                                         Title:  Assistant Vice President


                                         MINNESOTA LIFE INSURANCE COMPANY

                                         BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                         By /s/ Frederick Feuerherm
                                            ------------------------------
                                         Name:  Frederick Feuerherm
                                         Title: Vice President


                                         FARM BUREAU LIFE INSURANCE
                                         COMPANY OF MICHIGAN

                                         BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                         By /s/ Marilyn Froelich
                                            ------------------------------
                                         Name:  Marilyn Froelich
                                         Title: Vice President

                                         INTER-STATE ASSURANCE COMPANY

                                         BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                         By /s/ Marilyn Froelich
                                            ------------------------------
                                         Name:  Marilyn Froelich
                                         Title: Vice President


                                         UNITY MUTUAL LIFE INSURANCE
                                         COMPANY - ANNUITY PORTFOLIO

                                         BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                         By /s/ Marilyn Froelich
                                            ------------------------------
                                         Name:  Marilyn Froelich
                                         Title: Vice President


                                         NATIONAL TRAVELERS LIFE
                                         COMPANY

                                         BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                         By /s/ Marilyn Froelich
                                            ------------------------------
                                         Name:  Marilyn Froelich
                                         Title: Vice President


                                         MTL INSURANCE COMPANY

                                         BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                         By /s/ Loren Haugland
                                            ------------------------------
                                         Name:  Loren Haugland
                                         Title: Vice President


                                         COLUMBIAN MUTUAL LIFE
                                         INSURANCE COMPANY

                                         BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                         By /s/ Loren Haugland
                                            ------------------------------
                                         Name:  Loren Haugland
                                         Title: Vice President

                                         FARM BUREAU GENERAL INSURANCE
                                         COMPANY OF MICHIGAN

                                         BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                         By /s/ Loren Haugland
                                            ------------------------------
                                         Name:  Loren Haugland
                                         Title: Vice President


                                         J. ROMEO & CO.

                                         By /s/ Peter Coccia
                                            ------------------------------
                                         Name:  Peter Coccia
                                         Title: Partner

                                         THE GUARDIAN LIFE INSURANCE
                                         COMPANY OF AMERICA

                                         By /s/ Raymond J. Henry
                                            ------------------------------
                                         Name:  Raymond J. Henry
                                         Title: Second Vice Prsident


                                         THE CANADA LIFE ASSURANCE COMPANY

                                         By /s/ Peter Coccia
                                            --------------------
                                         Name:  Peter Coccia
                                         Title: Partner


                                         CANADA LIFE INSURANCE COMPANY OF
                                         AMERICA

                                         By /s/ Peter Coccia
                                            --------------------
                                         Name:  Peter Coccia
                                         Title: Partner

CONSENT AND AGREEMENT

Each of the Company and the Subsidiary Guarantors identified below consents to the provisions of the foregoing Sharing Agreement. In addition, the Company agrees to perform its obligations under Section 4.7 thereof. Each of the Company and the Subsidiary Guarantors acknowledges that no consent or other action by it is necessary for any action to be taken under, or for any amendment of, the foregoing Sharing Agreement, including, without limitation, the appointment of the Distribution Agent or a successor distribution agent, except that the Company's consent shall be necessary for any amendment to Section 4.7 thereof.


                                  CIRCOR INTERNATIONAL, INC.

                                  By /s/  David A. Bloss, Sr.
                                     ------------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  Chairman, President & CEO


                                  CIRCOR, INC.

                                  By /s/  David A. Bloss, Sr.
                                     ------------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  President


                                  CIRCOR IP HOLDING CO.

                                  By /s/  David A. Bloss, Sr.
                                     ------------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  President


                                  CIRCLE SEAL CONTROLS, INC.

                                  By /s/  David A. Bloss, Sr.
                                     ------------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  President

                                  CIRCLE SEAL CORPORATION

                                  By /s/  David A. Bloss, Sr.
                                     ---------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  President


                                  GO REGULATOR, INC.

                                  By /s/  David A. Bloss, Sr.
                                     --------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  President


                                  HOKE, INC.

                                  By /s/  David A. Bloss, Sr.
                                     --------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  President


                                  KF INDUSTRIES, INC.

                                  By /s/  David A. Bloss, Sr.
                                     --------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  President


                                  KF SALES CORPORATION

                                  By /s/  David A. Bloss, Sr.
                                     ---------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  President

                                  LESLIE CONTROLS, INC.

                                  By /s/  David A. Bloss, Sr.
                                     ---------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  President


                                  SPENCE ENGINEERING COMPANY, INC.

                                  By /s/  David A. Bloss, Sr.
                                     ---------------------------
                                  Name:   David A. Bloss, Sr.
                                  Title:  President